SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box;

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

The ADT Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Forward Looking Statements

This communication contains certain information that may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. While we have specifically identified certain information as being forward-looking in the context of its presentation, we caution you that all statements contained in this communication that are not clearly historical in nature, including statements regarding business strategies, market potential, future financial performance, the effects of the separation of ADT from Tyco International plc (“Tyco”), and other matters, are forward-looking. Without limiting the generality of the preceding sentence, any time we use the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and similar expressions, we intend to clearly express that the information deals with possible future events and is forward-looking in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.

Forward-looking information involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. Specific factors that could cause actual results to differ from results contemplated by forward-looking statements include, among others, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks regarding the failure of Prime Security Services Borrower, LLC, Prime Security Services Parent, Inc. or Prime Security Services TopCo Parent, L.P. to obtain the necessary financing to complete the proposed merger; risks related to disruption of management’s attention from ADT’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on ADT’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; our ability to keep pace with the rapid technological and industry changes in order to develop or acquire new technologies for our products and services that achieve market acceptance with acceptable margins; competition in the markets we serve, including the home automation market, which may result in pressure on our profit margins and limit our ability to maintain the market share of our products and services; an increase in the rate of customer attrition, including impact to our depreciation and amortization expenses or impairment of assets related to our security monitoring services; changes in the housing market and consumer discretionary income; failure to maintain the security of our information and technology networks, including personally identifiable information and other data, our products may be subject to potential vulnerabilities of wireless and Internet of Things devices, and our services may be subject to hacking or other unauthorized access to control or view systems and obtain private information; our dependence on certain software technology that we license from third parties, and failure or interruption in products or services of third-party providers; interruption to our monitoring facilities; failure to realize expected benefits from acquisitions and investments; risks associated with pursuing business opportunities that diverge from our current business model; potential loss of customer generation strategies through our independent, third party authorized dealers and affinity marketing programs; risks associated with acquiring and integrating customer accounts; unauthorized use of our brand name by third parties; risks associated with ownership of the ADT® brand name outside of the United States and Canada by Tyco and other third parties; failure to enforce our intellectual property rights; allegations that we have infringed the intellectual property rights of third parties; failure of our independent, third party authorized dealers to mitigate certain risks; failure to continue to execute a competitive, profitable pricing structure; shifts in consumers’ choice of, or telecommunication providers’ support for, telecommunication services and equipment; current and potential securities litigation; increase in government regulation of telemarketing, e-mail marketing and other marketing methods may increase our costs and restrict growth of our business; changes in U.S. and non-U.S. governmental laws and regulations; imposition by local governments of assessments, fines, penalties and limitations on either us or our customers for false alarms; refusal to respond to calls from monitored security service companies, including us, by police departments in certain U.S. and Canadian jurisdictions; our greater exposure to liability for employee acts or omissions or system failures; interference with our customers’ access to some of our products and services through the Internet by broadband service providers or potential change in government regulations relating to the internet; potential impairment of our deferred tax assets; inability to hire and retain key personnel, including an effective sales force; adverse developments in our relationship with our employees; capital market conditions, including availability of funding sources for us and our suppliers; changes in our credit ratings; risks related to our increased indebtedness, including our ability to meet certain financial covenants in our debt instruments; impact of any material adverse legal judgments, fines, penalties or settlements; exposure to counterparty risk in our hedging agreements; fluctuations in foreign currency exchange rates; potential liabilities for legacy obligations relating to the separation from Tyco; volatility in the market price of our stock; and failure to fully realize expected benefits from the separation from Tyco.

Therefore, caution should be taken not to place undue reliance on any such forward-looking statements. Much of the information in this communication that looks towards future performance of ADT is based on various factors and important assumptions about future events that may or may not actually occur. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements included in this communication. We assume no obligation (and specifically disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

For additional discussion of potential risks and uncertainties that could impact our results of operations or financial position, refer to Part I, Item 1A. Risk Factors in our 2015 Form 10-K. There have been no material changes to the risk factors disclosed in Part I, Item 1A. Risk Factors in our 2015 Form 10-K.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of ADT by Prime Security Services Borrower, LLC. In connection with the proposed merger transaction, ADT filed with the SEC a definitive proxy statement on March 25, 2016 and has furnished to ADT’s stockholders the definitive proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. ADT’s stockholders are urged to read the definitive proxy statement and any other documents filed with the SEC in connection with the proposed merger or incorporated by reference in the definitive proxy statement because they will contain important information about the proposed merger.

Investors may obtain free of charge the definitive proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the definitive proxy statement andADT’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through ADT’s website at www.adt.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of ADT may be deemed “participants” in the solicitation of proxies from stockholders of ADT in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of ADT in connection with the proposed merger is set forth in the definitive proxy statement and the other relevant documents filed with the SEC. You can find information about ADT’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended September 25, 2015, in its definitive proxy statement filed with the SEC on Schedule 14A on January 22, 2016 and in the definitive proxy statement relating to the proposed merger transaction filed with the SEC on Schedule 14A on March 25, 2016.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2016 (April 12, 2016)

The ADT Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35502	45-4517261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Yamato Road

Boca Raton, Florida 33431

(Address of principal executive offices, including Zip Code)

(561) 988-3600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On April 12, 2016, Prime Security Services Borrower, LLC (together with its subsidiaries, “Protection 1”) announced with respect to ADT’s consent solicitation from holders of its 6.250% Senior Notes due 2021, ADT has extended the “Consent Time” described in the Consent Solicitation Statement, dated as of April 1, 2016, as amended by Amendment No. 1 to the Consent Solicitation Statement, dated as of April 5, 2016, to 5:00 p.m., New York City time, on April 13, 2016.

A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

This current report on Form 8-K does not constitute a solicitation of any consent in respect of, or an offer to purchase, or a solicitation of an offer to sell, any securities. The consent solicitations, and exchange offer are being made only pursuant to the applicable offering documents.

As provided in General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 of this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of ADT by Prime Security Services Borrower, LLC. In connection with the proposed merger transaction, ADT filed with the SEC a definitive proxy statement on March 25, 2016 and has furnished to ADT’s stockholders the definitive proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. ADT’s stockholders are urged to read the definitive proxy statement and any other documents filed with the SEC in connection with the proposed merger or incorporated by reference in the definitive proxy statement because they will contain important information about the proposed merger.

Investors may obtain free of charge the definitive proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the definitive proxy statement and ADT’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through ADT’s website at www.adt.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of ADT may be deemed “participants” in the solicitation of proxies from stockholders of ADT in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of ADT in connection with the proposed merger is set forth in the definitive proxy statement and the other relevant documents filed with the SEC. You can find information about ADT’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended September 25, 2015, in its definitive proxy statement filed with the SEC on Schedule 14A on January 22, 2016 and in the definitive proxy statement relating to the proposed merger transaction filed with the SEC on Schedule 14A on March 25, 2016.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 12, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ADT CORPORATION

Date: April 13, 2016	By:	/s/ N. David Bleisch
	Name:	N. David Bleisch
	Title:	Senior Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 12, 2016

Exhibit 99.1

Chicago, IL, April 12, 2016 – Prime Security Services Borrower, LLC (together with its subsidiaries, “Protection 1”), a portfolio company of certain funds affiliated with Apollo Global Management, LLC (NYSE: APO) (together with its consolidated subsidiaries and affiliates, “Apollo”), announced today that The ADT Corporation (NYSE: ADT) (“ADT”) has extended the “Consent Time” in connection with its consent solicitation from holders of its 6.250% Senior Notes due 2021 (the “2021 Notes”) to 5:00 p.m., New York City time, on April 13, 2016. As of 5:00 p.m., New York City time, on April 12, 2016, ADT has been advised by D.F. King & Co., Inc. that consents with respect to 49.8% of the outstanding 2021 Notes were obtained.

As previously announced, ADT received the requisite consents to amend certain terms of each of its 5.250% Senior Notes due 2020 (the “2020 Notes”), 3.500% Notes due 2022 (the “2022 Notes”), 4.125% Senior Notes due 2023 (the “2023 Notes”) and 4.875% Notes due 2042 (the “2042 Notes” and, together with the 2020 Notes, the 2022 Notes and the 2023 Notes, the “Successful Consent Notes” and, collectively with the 2021 Notes, the “Consent Notes”). The consent solicitations in respect of the Successful Consent Notes (the “Successful Consent Solicitations”) and the 2021 Notes (the “2021 Notes Consent Solicitation” and, collectively with the Successful Consent Solicitations, the “Consent Solicitations”) have been conducted in connection with the previously announced merger agreement, pursuant to which Protection 1 has agreed to acquire ADT (the “Acquisition”).

As previously announced, on April 1, 2016, ADT commenced the Consent Solicitations from holders of the Consent Notes with respect to (i) a waiver (with respect to each series of Consent Notes, the “Waiver” and, collectively, the “Waivers”) of any potential “Change of Control Triggering Event,” including any potential obligation of ADT to make a “Change of Control Offer” (each as defined in the indentures governing the Consent Notes), and (ii) certain amendments to the indentures governing each series of Consent Notes, which would (a) amend the definition of “Change of Control” and (b) limit any required grant of capital stock as collateral with respect to the Consent Notes to the extent necessary not to be subject to any requirement pursuant to Securities and Exchange Commission (the “SEC”) rules to file separate financial statements with the SEC or any other governmental agency (clauses (a) and (b) together, with respect to each series of Consent Notes, the “Proposed Amendments”), in each case in connection with the Acquisition. The Consent Solicitations are subject to the terms and conditions set forth in the Consent Solicitation Statement, dated as of April 1, 2016, as amended by Amendment No. 1 to the Consent Solicitation Statement, dated as of April 5, 2016, as previously extended by the press release dated April 11, 2016 and as further extended hereby.

This announcement does not constitute a solicitation of any consent in respect of, or an offer to purchase, or a solicitation of an offer to sell, any securities. The Consent Solicitations are being made only pursuant to the applicable offering documents. The applicable offering documents for the Consent Solicitations will be distributed to all holders of the Consent Notes. Deutsche Bank Securities Inc. is acting as solicitation agent for the Consent Solicitations. Barclays Capital Inc., Citigroup Global Markets Inc. and RBC Capital Markets, LLC are acting as co-solicitation agents for the Consent Solicitations. D.F. King & Co. Inc. is acting as the information and tabulation agent for the Consent Solicitations. Requests for the offering documents may be directed to D.F. King & Co. Inc. at (212) 269-5550 (for brokers and banks), (866) 416-0576 (for all others) or e-mail at adt@dfking.com.

About Protection 1

Protection 1 was acquired by certain funds affiliated with Apollo Global Management, LLC (NYSE: APO) on July 1,2015 as the flagship for Apollo’s entrance into the alarm monitoring services industry, with a simultaneous acquisition of ASG Security, which has been effectively integrated into Protection 1. Protection 1 is a premier full-service business and home security company in the U.S. that provides installation, maintenance, and monitoring of single-family home security systems, business security systems and multi-family security systems. Protection 1 serves over 2 million customers and employs over 4,000 people in more than 90 office locations and five UL Certified monitoring centers across the country. For more information about Protection 1, visit http://www.protection1.com/corporate/news/.

About ADT

The ADT Corporation (NYSE: ADT) is a leading provider of security and automation solutions for homes and businesses in the United States and Canada. ADT’s broad and pioneering set of products and services, including ADT Pulse® interactive home and business solutions, and health services, meet a range of customer needs for today’s active and increasingly mobile lifestyles. Headquartered in Boca Raton, Florida, ADT helps provide peace of mind to over 6.5 million customers and employs approximately 17,000 people at 200 locations. More information is available at www.adt.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of applicable federal securities laws. The forward-looking statements include, without limitation, statements concerning the Consent Solicitations. Forward-looking statements involve risks and uncertainties, including but not limited to economic, competitive, and technological factors outside Protection 1’s control that may cause actual results to differ materially from the forward-looking statements. You should not place undue reliance on forward-looking statements as a prediction of actual results. Protection 1 expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based.

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Media Contacts

For Protection 1:

Jennifer Webb, 212-221-1616

Coltrin & Associates

Jennifer_webb@coltrin.com

For Apollo Global Management:

Apollo Global Management, LLC

Gary M. Stein, 212-822-0467

Head of Corporate Communications

gstein@apollolp.com

or

Rubenstein Associates, Inc. for Apollo Global Management, LLC

Charles Zehren, 212-843-8590

czehren@rubenstein.com

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